Income Tax	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax
21.	INCOME TAX

Income (loss) before income tax is comprised of the following:

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
Income (loss) recorded in The Netherlands	(10)	(18)	(9)
Income (loss) from foreign operations	211	107	115

Income (loss) before income tax benefit (expense)	201	89	106

STMicroelectronics N.V. and its subsidiaries are individually liable for income taxes in their jurisdictions. Tax losses can only offset profits generated by the taxable entity incurring such loss.

Income tax benefit (expense) is comprised of the following:

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
The Netherlands Taxes – current	(2)	5	—
Foreign taxes – current	(69)	(43)	(50)

Total current taxes	(71)	(38)	(50)

The Netherlands Taxes – deferred	—	—	—
Foreign taxes – deferred	40	59	73

Total deferred taxes	40	59	73

Income tax benefit (expense)	(31)	21	23

Effective tax rate	15%	-24%	-21%

The principal items comprising the differences in income taxes computed at the Netherlands statutory rate of 25.0% in 2016, 2015 and 2014, and the effective income tax rate are the following:

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014

Income tax benefit (expense) computed at statutory rate	(51)	(23)	(26)
Non-deductible and non-taxable permanent differences, net	5	(18)	8
Income (loss) on equity-method investments	2	—	(11)
Valuation allowance adjustments	10	1	26
Current year credits	34	44	53
Other tax and credits	(34)	(13)	8
Benefits from tax holidays	49	42	65
Net impact of changes to uncertain tax positions	(22)	8	(92)
Earnings of subsidiaries taxed at different rates	(24)	(20)	(8)

Income tax benefit (expense)	(31)	21	23

The tax holidays represent a tax exemption period aimed to attract foreign technological investment in certain tax jurisdictions. The effect of the tax benefits, from tax holidays for countries which are profitable, on basic earnings per share was $0.05, $0.05 and $0.07 for the years ended December 31, 2016, 2015, and 2014, respectively. These agreements are present in various countries and include programs that reduce up to and including 100% of taxes in years affected by the agreements. The Company’s tax holidays expire at various dates through the year ending December 31, 2022. In certain countries, tax holidays can be renewed depending on the Company still meeting certain conditions at the date of expiration of the current tax holidays.

Deferred tax assets and liabilities consisted of the following:

	December 31, 2016	December 31, 2015
Tax loss carryforwards and investment credits	804	827
Less unrecognized tax benefit	(195)	(180)

Tax loss carryforwards net of unrecognized tax benefit	609	647
Inventory valuation	29	22
Impairment and restructuring charges	20	15
Fixed asset depreciation in arrears	34	44
Capitalized development costs	91	80
Receivables for government funding	7	5
Tax credits granted on past capital investments	1,165	1,156
Pension service costs	68	73
Commercial accruals	19	21
Other temporary differences	92	86

Total deferred tax assets	2,134	2,149
Valuation allowances	(1,577)	(1,585)

Deferred tax assets, net	557	564

Accelerated fixed asset depreciation	(10)	(16)
Acquired intangible assets	(8)	(11)
Advances of government funding	(16)	(16)
Other temporary differences	—	(8)

Deferred tax liabilities	(34)	(51)

Net deferred income tax asset	523	513

For a particular tax-paying component of the Company and within a particular tax jurisdiction, all current deferred tax liabilities and assets are offset and presented as a single amount, similarly to non-current deferred tax liabilities and assets. The Company does not offset deferred tax liabilities and assets attributable to different tax-paying components or to different tax jurisdictions.

The net deferred tax assets are recorded in legal entities which have been historically profitable and are expected to be profitable in the next coming years.

As of December 31, 2016, the Company and its subsidiaries have gross deferred tax assets on tax loss carryforwards and investment credits that expire starting 2017, as follows:

Year
2017	16
2018	89
2019	80
2020	16
2021	3
Thereafter	600

Total	804

The valuation allowance for a particular tax jurisdiction is allocated between current and non-current deferred tax assets for that jurisdiction on a pro rata basis. The “Tax credits granted on past capital investments” mainly related to a 2003 agreement granting the Company certain tax credits for capital investments purchased through the year ending December 31, 2006. Any unused tax credits granted under the agreement will be impacted by yearly by a legal inflationary index (currently -0.04% per annum). The credits may be utilized through 2020 or later depending on the Company meeting certain program criteria. In addition to this agreement, starting in 2007 the Company continues to receive tax credits on the yearly capital investments, which may be used to offset that year’s tax liabilities and increases by the legal inflationary rate. However, pursuant to the inability to utilize these credits currently and in future years, the Company did not recognize any deferred tax asset on such tax allowance. As a result, there is no financial impact to the net deferred tax assets of the Company.

The amounts of deferred tax benefit (expense) recorded as a component of other comprehensive income (loss) was $(1) million and $(3) million in 2016 and 2015, respectively. They were related primarily to the tax effects of the recognized unfunded status on defined benefits plan.

The cumulative amount of distributable earnings related to the Company’s investments in foreign subsidiaries and corporate joint ventures was $785 million and $626 million as at December 31, 2016 and December 31, 2015, respectively. Due to the Company’s legal and tax structure, with the parent company established in the Netherlands, there was no significant tax impact from the distribution of earnings from investments in foreign subsidiaries and corporate joint ventures. This is because there is no tax impact on dividends paid up to a Dutch holding company.

A reconciliation of 2016, 2015 and 2014 beginning and ending amounts of unrecognized tax benefits is as follows:

	December 31, 2016	December 31, 2015	December 31, 2014
Balance at beginning of year	226	313	255
Additions based on tax positions related to the current year	34	38	51
Additions for tax positions of prior years	1	—	43
Reduction for tax positions of prior years	(13)	(48)	(2)
Settlements	—	(48)
Prepayment	—	(3)	(5)
Reductions due to lapse of statute of limitations	(4)	(1)	—
Foreign currency translation	(6)	(25)	(29)

Balance at end of year	238	226	313

At December 31, 2016 and 2015, $195 million and $180 million, respectively, of unrecognized tax benefits were classified as a reduction of deferred tax assets. It is reasonably possible that certain of the uncertain tax positions disclosed in the table above could increase within the next 12 months due to ongoing tax audits. The Company is not able to make an estimate of the range of the reasonably possible change.

Additionally, the Company elected to classify accrued interest and penalties related to uncertain tax positions as components of income tax expense in the consolidated statements of income, they were $1 million in 2016, $1 million in 2015, $27 million in 2014 and not material in the previous years. At December 31, 2016 and 2015, accrued interest and penalties amounted to $9 million.

The tax years that remain open for review in the Company’s major tax jurisdictions, including France, Italy, United States and India, are from 1996 to 2016.